UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2016

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously announced, on June 16, 2016, Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”) of which the Company is the sole General Partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of June 16, 2016, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with each of J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc., on behalf of the underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Operating Partnership $375 million aggregate principal amount of the Operating Partnership’s 3.250% Senior Notes due 2026 (the “Notes”). The Terms Agreement was previously filed as Exhibit 1.1 to the Operating Partnership and the Company’s combined Current Report on Form 8-K filed on June 17, 2016. The issuance and sale of the Notes was completed on June 23, 2016. The Operating Partnership has used a portion of the net proceeds from the issuance and sale of the Notes to repurchase some of its outstanding 5.95% Senior Notes due 2017 pursuant to the previously announced tender offer and intends to use the remainder of the net proceeds from the Notes offering (i) to redeem the remaining 5.95% Senior Notes due 2017 that were not tendered in the tender offer (ii) to repay borrowings under its revolving credit facility and (iii) for general corporate purposes.

The Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Thirteenth Supplemental Indenture, dated as of June 23, 2016 (the “Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”).

The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (File No. 333-203744-01) (as the same may be amended or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in the Operating Partnership’s final prospectus supplement, as filed with the Commission on June 17, 2016 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, as filed with the Commission on April 30, 2015, contained in the Registration Statement.

A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Report”), and the information in the Supplemental Indenture is incorporated into this Item 1.01 by this reference. The Indenture was previously filed with the Commission on July 31, 2006 as Exhibit 4.1 to the Operating Partnership’s prior registration statement on Form S-3 (File No. 333-136173-01). The above description of the terms of the Supplemental Indenture is qualified in its entirety by reference to the Indenture and the Supplemental Indenture incorporated by reference into this Report.

Item 8.01	Other Events.

Results of Tender Offer for 5.95% Senior Notes due 2017

On June 23, 2016, the Company announced the results of the previously announced cash tender offer (the “Tender Offer”) by the Operating Partnership, for any and all of the outstanding $275 million aggregate principal amount of 5.95% Senior Notes due 2017 issued by the Operating Partnership. The Tender Offer expired at 5:00 p.m., New York City time, on June 22, 2016. A copy of the press release, dated June 23, 2016, announcing the results of the Tender Offer is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Other Exhibits

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company and the Operating Partnership are incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, neither the Company nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(iii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

4.1	Thirteenth Supplemental Indenture, dated as of June 23, 2016, by and between the Operating Partnership and the Trustee, including the form of global note evidencing the 3.250% Senior Notes Due 2026.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

99.2	Press release dated June 23, 2016, announcing the results of the Tender Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: DUKE REALTY CORPORATION, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Date: June 23, 2016

[Signature Page to Form 8-K Announcing Closing of Debt Offering]

EXHIBIT INDEX

Exhibit Number	Description

4.1	Thirteenth Supplemental Indenture, dated as of June 23, 2016, by and between the Operating Partnership and the Trustee, including the form of global note evidencing the 3.250% Senior Notes Due 2026.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

99.2	Press release dated June 23, 2016, announcing the results of the Tender Offer.